Intangible assets (Tables)	6 Months Ended
Jun. 30, 2026
Intangible Asset, Finite-Lived, after Accumulated Amortization [Abstract]
Schedule of Acquired Intangible Asset Balances

The Company’s intangible assets with definite useful lives primarily consisted of licensed software and customer relationship, which are for sales or support the Company’s business and operation. The following table summarizes the components of acquired intangible asset balances.

	As of June 30, 2026	As of December 31, 2025
	In thousands of USD
Software	$44,565	$19,262
Customer relationship	3,725	3,610
Less: accumulated amortization	(17,625)	(14,783)
Intangible assets, net	$30,665	$8,089

Schedule of Future Amortization Expense of the Intangible Assets

The future amortization expense of the intangible assets for the twelve months ending June 30 of the following years is expected as follows:

Twelve months ending June 30,	Amortization expenses
In thousands of USD
2027	$7,982
2028	7,094
2029	6,389
2030	5,086
2031	4,114
Total	$30,665